Exhibit 10.2
FIRST AMENDMENT TO LEASE AGREEMENT
     This First Amendment to the Lease Agreement is made and entered into by and between the Bowling Green-Warren County Industrial Park Authority, Inc., a Kentucky corporation, (“LESSOR”); and Stoody Deloro Stellite, Inc., a Delaware corporation, (“LESSEE”); and Thermadyne Industries, Inc., a Delaware corporation, and Thermadyne Holdings Corporation, a Delaware corporation, (collectively referred to as “guarantor”);
     FOR VALUE RECEIVED, the receipt and legal sufficiency of which is hereby acknowledged, it is agreed as follows;
     1. That the Lease Agreement by and between the parties hereto shall be and is hereby amended by deleting Subsections (a) and (b) of Article VII in their entireties and substituting there for Subsections (a) and (b) and adding a new Subsection (e) to Article VII as follows:
(a)	Rent Commencement. The commencement date of the lease shall be the 1st day of July, 1991, (“COMMENCEMENT DATE”). Rent shall start on the 1st day of April, 1992, (“RENT COMMENCEMENT DATE”).

(b)	Rent. The Lessor and Lessee acknowledge that this lease is a “triple net” lease. Therefore, all costs, expenses and charges relating to the premises, except as expressly provided herein attributable to the premises after the commencement date shall be paid by the Lessee. For purposes of determining the rental amount to be paid by the Lessee, the lease during the initial term shall be divided into four (4) five (5) year periods.

On or before July 15, 1991, Lessee shall make an initial rental payment of $126,000.00.

During the first nine (9) months of the first (1st) five (5) year period (Period 1) of this Contract, the base rental shall be abated. During the tenth (10th) through twelfth

(12th) month of Period 1 the base rental shall be $63,000 per month. During the remainder of Period 1, the base rental shall be $65,672 per month or an annual base rent of $788,064 after the first twelve (12) months.

At the end of each five (5) year period, the base rent for the next five (5) year period shall be adjusted (up or down) in accordance with the Consumer Price Index (the “CPI”) Changes from the first day of the prior five (5) year period to the first day of the current five (5) year period; provided, however, there shall be no adjustment beyond the fourth (4th) five (5) year period of the initial term.

(e)	Soft-Cost Reimbursement. The Lessee agrees to reimburse Lessor for certain out of pocket indirect costs (the “Soft-Costs”) in an amount not to exceed Forty-Five Thousand Dollars ($45,000.00) on the Commencement Date upon presentation to Lessee of proof of payment by Lessor. As used herein the term “Soft-Costs” shall include legal expenses and appraisal fees.
     2. All remaining provisions of the lease agreement by and between the parties hereto, including all amendments thereto, which are amended by this agreement and which are not in conflict herewith, shall remain in full force and effect.
          WITNESS the signatures hereon on the date first below written.

BOWLING GREEN-WARREN COUNTY INDUSTRIAL PARK AUTHORITY, INC.
By:	/s/ Dennis Griffin
Dennis Griffin, President

ATTEST:
/s/ Stephen B. Catron
Stephen B. Catron, Secretary

COMMONWEALTH OF KENTUCKY	)
	)	SS
COUNTY OF WARREN	)
The foregoing instrument was acknowledged before me this 20 day of June, 1991, by Dennis Griffin and Stephen D. Catron to me personally known, are the President and Secretary of Bowling Green-Warren County Industrial Park Authority, Inc., a corporation, and that said instrument was signed on behalf of said corporation by proper authority and the instrument was the act of the corporation for the purposes stated above.

/s/ [ILLEGIBLE]
Notary Public
My Commission expires: 9-1-92

STOODY DELORO STELLITE, INC.
By:	/s/ RV Linn
RV Linn, Vice President

ATTEST:
/s/ W. Thomas McGhee
W. Thomas McGhee, Assistant Secretary

STATE OF MISSOURI	)
	)	SS
COUNTY OF ST. LOUIS	)
The foregoing instrument was acknowledged before me this 19th day of June, 1991, by RV Linn and W. Thomas McGhee to me personally known, are the Vice President and Assistant Secretary of Stoody Deloro Stellite, Inc., a Delaware corporation, and that said instrument was signed on behalf of said corporation by proper authority and the instrument was the act of the corporation for the purposes stated above.

/s/ JUDY A. ROWDEN
Notary Public
My Commission Expires: 5-10-95

JUDY A. ROWDEN
NOTARY PUBLIC, STATE OF MISSOURI
MY COMMISSION EXPIRES 5/10/95
ST. LOUIS COUNTY

THERMADYNE INDUSTRIES, INC.
By:	/s/ RV Linn
RV Linn, Vice President

ATTEST:
/s/ W. Thomas McGhee
W. Thomas McGhee, Assistant Secretary

STATE OF MISSOURI	)
	)	SS
COUNTY OF ST. LOUIS	)
The foregoing instrument was acknowledged before me this 19th day of June, 1991, by RV Linn and W. Thomas McGhee to me personally Known, are the Vice President and Assistant Secretary of Thermadyne Industries, Inc., a Delaware corporation, and that said instrument was signed on behalf of said corporation by proper authority and the instrument was the act of the corporation for the purposes stated above.

JUDY A. ROWDEN	/s/ JUDY A. ROWDEN

NOTARY PUBLIC, STATE OF MlSSOURI	Notary Public
MY COMMISSION EXPIRES 5/10/95	My Commission Expires: 5-10-95
ST. LOUIS COUNTY

THERMADYNE HOLDINGS CORPORATION
By:	/s/ RV Linn
RV Linn, Vice President

ATTEST:
/s/ W. Thomas McGhee
W. Thomas McGhee, Assistant Secretary

STATE OF MISSOURI	)
	)	SS
COUNTY OF ST. LOUIS	)
The forgoing instrument was acknowledged before me this 19th day of June, 1991, by RV Linn and W. Thomas McGhee to me personally known, are the Vice President and Assistant Secretary of Thermadyne Holdings Corporation, a Delaware corporation, and that said instrument was signed on behalf of said corporation by proper authority and the instrument was the act of the corporation for the purposes stated above.

JUDY A. ROWDEN	/s/ JUDY A. ROWDEN

NOTARY PUBLIC, STATE OF MlSSOURI	Notary Public
MY COMMISSION EXPIRES 5/10/95	My Commission Expires: 5-10-95
ST. LOUIS COUNTY